Exhibit 10.80

Certificate of Incorporation No. BC 1371306

BUSINESS CORPORATIONS ACT

ARTICLES

of

ZYMEWORKS EXCHANGECO LTD.

(the “Company”)

ARTICLE 1

INTERPRETATION

1.1             Definitions. In these Articles, unless the context otherwise requires:

(a)	“appropriate person”, has the meaning given to it in the Securities Transfer Act;

(b)	“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(c)

“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments to such regulations made pursuant to that Act;

(d)	“Canadian securities legislation” means the securities legislation in any province or territory of Canada and includes the Securities Act;

(e)

“Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments to such regulations made pursuant to that Act;

(f)	“legal personal representative” means the personal or other legal representative of a shareholder;

(g)	“protected purchaser” has the meaning given to it in the Securities Transfer Act;

(h)	“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register of the Company;

(i)	“seal” means the seal of the Company, if any;

(j)

“Securities Act” means the Securities Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments to such regulations made pursuant to that Act;

(k)

“securities legislation” means statutes concerning the regulation of securities markets and trading in securities and the regulations, rules, forms and schedules under those statutes, all as amended from time to time, and the blanket rulings and orders, as amended from time to time, issued by the securities commissions or similar regulatory authorities appointed under or pursuant to those statutes;

(l)

“Securities Transfer Act” means the Securities Transfer Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments to such regulations made pursuant to that Act; and

(m)

“U.S. securities legislation” means the securities legislation in the federal jurisdiction of the United States and in any state of the United States and includes the Securities Act of 1933 and the Securities Exchange Act of 1934.

1.2             Business Corporations Act & Interpretation Act Definitions. The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, then the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

ARTICLE 2

SHARES AND SHARE CERTIFICATES

2.1             Authorized Share Structure. The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2             Form of Share Certificate. Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3             Shareholder Entitled to Certificate or Acknowledgment. Unless the shares of which the shareholder is the registered owner are uncertificated shares within the meaning of the Business Corporations Act, each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name, or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgment and delivery of a share certificate or an acknowledgment to one of several joint shareholders or to a duly authorized agent of one of the joint shareholders will be sufficient delivery to all.

2.4             Delivery by Mail. Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5             Replacement of Worn Out or Defaced Certificate or Acknowledgement. If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(a)	order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(b)	issue a replacement share certificate or acknowledgment, as the case may be.

2.6             Replacement of Lost, Destroyed or Wrongfully Taken Certificate. If a person entitled to a share certificate claims that the share certificate has been lost, destroyed or wrongfully taken, the then Company must issue a new share certificate, if that person:

(a)	so requests before the Company has notice that the share certificate has been acquired by a protected purchaser;

(b)	provides the Company with an indemnity bond sufficient in the Company’s judgement to protect the Company from any loss that the Company may suffer by issuing a new certificate; and

(c)	satisfies any other reasonable requirements imposed by the directors.

A person entitled to a share certificate may not assert against the Company a claim for a new share certificate where a share certificate has been lost, apparently destroyed or wrongfully taken if that person fails to notify the Company of that fact within a reasonable time after that person has notice of it and the Company registers a transfer of the shares represented by the certificate before receiving a notice of the loss, apparent destruction or wrongful taking of the share certificate.

2.7             Recovery of New Share Certificate. If, after the issue of a new share certificate, a protected purchaser of the original share certificate presents the original share certificate for the registration of transfer, then in addition to any rights under any indemnity bond, the Company may recover the new share certificate from a person to whom it was issued or any person taking under that person other than a protected purchaser.

2.8             Splitting Share Certificates. If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as represented by the share certificate so surrendered, then the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.9             Certificate Fee. There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.8, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.10             Recognition of Trusts. Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

ARTICLE 3

ISSUE OF SHARES

3.1             Directors Authorized. Subject to the Business Corporations Act and the rights, if any, of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2             Commissions and Discounts. The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3             Brokerage. The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4             Conditions of Issue. Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(a)	consideration is provided to the Company for the issue of the share by one or more of the following:

(i)	past services performed for the Company;

(ii)	property;

(iii)	money; and

(b)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5             Share Purchase Warrants and Rights. Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

ARTICLE 4

SHARE REGISTERS

4.1             Central Securities Register. As required by and subject to the Business Corporations Act, the Company must maintain a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2             Closing Register. The Company must not at any time close its central securities register.

ARTICLE 5

SHARE TRANSFERS

5.1             Registering Transfers. The Company must register a transfer of a share of the Company if either:

(a)	the Company or the transfer agent or registrar for the class or series of share to be transferred has received:

(i)

in the case where the Company has issued a share certificate in respect of the share to be transferred, that share certificate and a written instrument of transfer (which may be on a separate document or endorsed on the share certificate) made by the shareholder or other appropriate person or by an agent who has actual authority to act on behalf of that person;

(ii)

in the case of a share that is not represented by a share certificate (including an uncertificated share within the meaning of the Business Corporations Act and including the case where the Company has issued a non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate in respect of the share to be transferred), a written instrument of transfer, made by the shareholder or other appropriate person or by an agent who has actual authority to act on behalf of that person; and

(iii)

such other evidence, if any, as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the transferor’s right to transfer the share, that the written instrument of transfer is genuine and authorized and that the transfer is rightful or to a protected purchaser; or

(b)	all the preconditions for a transfer of a share under the Securities Transfer Act have been met and the Company is required under the Securities Transfer Act to register the transfer.

5.2             Waivers of Requirements for Transfer. The Company may waive any of the requirements set out in Article 5.1(a) and any of the preconditions referred to in Article 5.1(b).

5.3             Form of Instrument of Transfer. The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the Company or the transfer agent for the class or series of shares to be transferred.

5.4             Transferor Remains Shareholder. Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.5             Signing of Instrument of Transfer. If a shareholder or other appropriate person or an agent who has actual authority to act on behalf of that person, signs an instrument of transfer in respect of shares registered in the name of the shareholder, then the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified but share certificates are deposited with the instrument of transfer, all the shares represented by such share certificates:

(a)	in the name of the person named as transferee in that instrument of transfer; or

(b)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.6             Enquiry as to Title Not Required. Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.7             Transfer Fee. There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

ARTICLE 6

TRANSMISSION OF SHARES

6.1             Legal Personal Representative Recognized on Death. In the case of the death of a shareholder, the legal personal representative of the shareholder, or in the case of shares registered in the shareholder’s name and the name of another person in joint tenancy, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative of a shareholder, the directors may require the original grant of probate or letters of administration or a court certified copy of them or the original or a court certified or authenticated copy of the grant of representation, will, order or other instrument or other evidence of the death under which title to the shares or securities is claimed to vest.

6.2             Rights of Legal Personal Representative. The legal personal representative of a shareholder has the rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, if appropriate evidence of appointment or incumbency within the meaning of the Securities Transfer Act has been deposited with the Company. This Article 6.2 does not apply in the case of the death of a shareholder with respect to shares registered in the shareholder’s name and the name of another person in joint tenancy.

ARTICLE 7

ACQUISITION OF COMPANY’S SHARES

7.1             Company Authorized to Purchase or Otherwise Acquire Shares. Subject to Article 7.2, the special rights or restrictions attached to the shares of any class or series of shares and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms determined by the directors.

7.2             No Purchase, Redemption or Other Acquisition When Insolvent. The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a)	the Company is insolvent; or

(b)	making the payment or providing the consideration would render the Company insolvent.

7.3             Sale and Voting of Purchased, Redeemed or Otherwise Acquired Shares. If the Company retains a share redeemed, purchased or otherwise acquired by it, then the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(a)	is not entitled to vote the share at a meeting of its shareholders;

(b)	must not pay a dividend in respect of the share; and

(c)	must not make any other distribution in respect of the share.

ARTICLE 8

BORROWING POWERS

8.1             Borrowing Powers. The Company, if authorized by the directors, may:

(a)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;

(b)

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the directors consider appropriate;

(c)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(d)

mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

ARTICLE 9

ALTERATIONS

9.1             Alteration of Authorized Share Structure. Subject to Article 9.2 and the Business Corporations Act, the Company may by directors’ resolution or ordinary resolution, unless an alteration to the Company’s Notice of Articles would be required, in which case by ordinary resolution:

(a)	create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b)

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)	subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d)	if the Company is authorized to issue shares of a class of shares with par value:

(i)	decrease the par value of those shares; or

(ii)	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(e)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(f)	alter the identifying name of any of its shares; or

(g)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act;

and, if applicable, alter its Notice of Articles and, if applicable, its Articles, accordingly.

9.2             Special Rights or Restrictions. Subject to the Business Corporations Act, the Company may by ordinary resolution:

(a)

create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(b)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued;

and alter its Articles and Notice of Articles accordingly.

9.3             Change of Name. The Company may by directors’ resolution or ordinary resolution authorize an alteration to its Notice of Articles in order to change its name.

9.4             Other Alterations. If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

ARTICLE 10

MEETINGS OF SHAREHOLDERS

10.1             Annual General Meetings. Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2             Resolution Instead of Annual General Meeting. If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution to all of the business that is required to be transacted at that annual general meeting, then the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3             Calling of Meetings of Shareholders. The directors may, at any time, call a meeting of shareholders, to be held at such time and at such place, either in or outside British Columbia, as may be determined by the directors.

10.4             Notice for Meetings of Shareholders. The Company must send notice of the date, time and location of any meeting of shareholders (including, without limitation, any notice specifying the intention to propose a resolution as an exceptional resolution, a special resolution or a special separate resolution, and any notice to consider approving an amalgamation into a foreign jurisdiction, an arrangement or the adoption of an amalgamation agreement, and any notice of a general meeting, class meeting or series meeting), in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a)	if and for so long as the Company is a public company, 21 days;

(b)	otherwise, 10 days.

10.5             Record Date for Notice. The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a)	if and for so long as the Company is a public company, 21 days;

(b)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.6             Record Date for Voting. The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7             Failure to Give Notice and Waiver of Notice. The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive that entitlement or agree to reduce the period of that notice. Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

10.8             Notice of Special Business at Meetings of Shareholders. If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(a)	state the general nature of the special business; and

(b)

if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(i)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(ii)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

10.9             Notice of Dissent Rights. The Company must send to each of its shareholders, whether or not their shares carry the right to vote, a notice of any meeting of shareholders at which a resolution entitling shareholders to dissent is to be considered specifying the date of the meeting and containing a statement advising of the right to send a notice of dissent together with a copy of the proposed resolution at least the following number of days before the meeting:

(a)	if and for so long as the Company is a public company, 21 days;

(b)	otherwise, 10 days.

ARTICLE 11

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1             Special Business. At a meeting of shareholders, the following business is special business:

(a)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b)	at an annual general meeting, all business is special business except for the following:

(i)	business relating to the conduct of or voting at the meeting;

(ii)	consideration of any financial statements of the Company presented to the meeting;

(iii)	consideration of any reports of the directors or auditor;

(iv)	the election or appointment of directors;

(v)	the appointment of an auditor;

(vi)	the setting of the remuneration of an auditor;

(vii)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(viii)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2             Special Majority. The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3             Quorum. Subject to the special rights or restrictions attached to the shares of any class or series of shares and to Article 11.4, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 30% of the issued shares entitled to be voted at the meeting.

11.4             One Shareholder May Constitute Quorum. If there is only one shareholder entitled to vote at a meeting of shareholders:

(a)	the quorum is one person who is, or who represents by proxy, that shareholder, and

(b)	that shareholder, present in person or by proxy, may constitute the meeting.

11.5             Persons Entitled to Attend Meeting. In addition to those persons who are entitled to vote at a meeting of shareholders, the only other persons entitled to be present at the meeting are the directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company, any persons invited to be present at the meeting by the directors or by the chair of the meeting and any persons entitled or required under the Business Corporations Act or these Articles to be present at the meeting; but if any of those persons does attend the meeting, then those persons are not to be counted in the quorum and are not entitled to vote at the meeting unless they are a shareholder or proxy holder entitled to vote at the meeting.

11.6             Requirement of Quorum. No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.7             Lack of Quorum. If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(a)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(b)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.8             Lack of Quorum at Succeeding Meeting. If, at the meeting to which the meeting referred to in Article 11.7(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.9             Chair. The following individual is entitled to preside as chair at a meeting of shareholders:

(a)	the chair of the board, if any; or

(b)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.10             Selection of Alternate Chair. If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, then the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, then the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.11             Adjournments. The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12             Notice of Adjourned Meeting. It is not necessary to give any notice of an adjourned meeting of shareholders or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.13             Decisions by Show of Hands or Poll. Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by any shareholder entitled to vote who is present in person or by proxy.

11.14             Declaration of Result. The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.15             Motion Need Not be Seconded. No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.16             Casting Vote. In the case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.17             Manner of Taking Poll. Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(a)	the poll must be taken:

(i)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(ii)	in the manner, at the time and at the place that the chair of the meeting directs;

(b)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(c)	the demand for the poll may be withdrawn by the person who demanded it.

11.18             Demand for Poll on Adjournment. A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.19             Chair Must Resolve Dispute. In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.20             Casting of Votes. On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.21             No Demand for Poll on Election of Chair. No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.22             Demand for Poll Not to Prevent Continuance of Meeting. The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of the meeting for the transaction of any business other than the question on which a poll has been demanded.

11.23             Retention of Ballots and Proxies. The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

ARTICLE 12

VOTES OF SHAREHOLDERS

12.1             Number of Votes by Shareholder or by Shares. Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(a)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(b)

on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2             Votes of Persons in Representative Capacity. A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3             Votes by Joint Holders. If there are joint shareholders registered in respect of any share:

(a)	any one of the joint shareholders may vote at any meeting of shareholders, personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(b)

if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4             Legal Personal Representatives as Joint Shareholders. Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders registered in respect of that share.

12.5             Representative of a Corporate Shareholder. If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(a)	for that purpose, the instrument appointing a representative must be received:

(i)

at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, then two business days before the day set for the holding of the meeting or any adjourned meeting; or

(ii)	at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting;

(b)	if a representative is appointed under this Article 12.5:

(i)

the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(ii)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6             When Proxy Holder Need Not Be Shareholder. A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(a)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(b)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting;

(c)

the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting; or

(d)	the Company is a public company.

12.7             When Proxy Provisions Do Not Apply to the Company. If and for so long as the Company is a public company, Articles 12.8 to 12.16 apply only insofar as they are not inconsistent with any Canadian securities legislation applicable to the Company, any U.S. securities legislation applicable to the Company or any rules of an exchange on which securities of the Company are listed.

12.8             Appointment of Proxy Holders. Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders may, by proxy, appoint one or more proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.9             Alternate Proxy Holders. A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.10             Deposit of Proxy. A proxy for a meeting of shareholders must:

(a)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, then two business days before the day set for the holding of the meeting or any adjourned meeting; or

(b)

unless the notice provides otherwise, be received, at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11             Validity of Proxy Vote. A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a)

at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

(b)	at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

12.12             Form of Proxy. A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

ZYMEWORKS EXCHANGECO LTD.

(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the undersigned): ___________________

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder - printed]

12.13             Revocation of Proxy. Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is received:

(a)

at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

(b)	at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

12.14             Revocation of Proxy Must Be Signed. An instrument referred to in Article 12.13 must be signed as follows:

(a)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(b)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15             Chair May Determine Validity of Proxy. The chair of any meeting of shareholders may determine whether or not a proxy deposited for use at the meeting, which may not strictly comply with the requirements of this Article 12 as to form, execution, accompanying documentation, time of filing or otherwise, shall be valid for use at the meeting, and any such determination made in good faith shall be final, conclusive and binding upon the meeting.

12.16             Production of Evidence of Authority to Vote. The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

ARTICLE 13

DIRECTORS

13.1             First Directors; Number of Directors. The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(a)	subject to paragraphs (b) and (c), the number of directors that is equal to the number of the Company’s first directors;

(b)	if the Company is a public company, the greater of three and the most recently set of:

(i)	the number of directors set by the board of directors of the Company; and

(ii)	the number of directors set under Article 14.4;

(c)	if the Company is not a public company, the most recently set of:

(i)	the number of directors set by the board of directors of the Company; and

(ii)	the number of directors set under Article 14.4.

13.2             Change in Number of Directors. If the number of directors is set under Articles 13.1(b)(i) or 13.1(c)(i):

(a)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number; and

(b)

if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors, subject to Article 14.8, may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3             Directors’ Acts Valid Despite Vacancy. An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4             Qualifications of Directors. A director is not required to hold a share of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5             Remuneration of Directors. The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6             Reimbursement of Expenses of Directors. The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7             Special Remuneration for Directors. If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8             Gratuity, Pension or Allowance on Retirement of Director. Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

ARTICLE 14

ELECTION AND REMOVAL OF DIRECTORS

14.1             Election at Annual General Meeting. At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(a)

the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or re-appointment.

14.2             Consent to be a Director. No election, appointment or designation of an individual as a director is valid unless:

(a)	that individual consents to be a director in the manner provided for in the Business Corporations Act;

(b)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(c)	with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3             Failure to Elect or Appoint Directors. If:

(a)

the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(b)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(c)	when his or her successor is elected or appointed; and

(d)	when he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4             Places of Retiring Directors Not Filled. If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, then those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, then the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5             Directors May Fill Casual Vacancies. Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6             Remaining Directors’ Power to Act. The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, then the directors may only act for the purpose of appointing directors up to that number or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7             Shareholders May Fill Vacancies. If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, then the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8             Additional Directors. Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(a)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(a), but is eligible for re-election or reappointment.

14.9             Ceasing to be a Director. A director ceases to be a director when:

(a)	the term of office of the director expires;

(b)	the director dies;

(c)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(d)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10             Removal of Director by Shareholders. The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11             Removal of Director by Directors. The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

ARTICLE 15

POWERS AND DUTIES OF DIRECTORS

15.1             Powers of Management. The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

15.2             Appointment of Attorney of Company. The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

ARTICLE 16

INTERESTS OF DIRECTORS AND OFFICERS

16.1             Obligation to Account for Profits. A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

16.2             Restrictions on Voting by Reason of Interest. A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

16.3             Interested Director Counted in Quorum. A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

16.4             Disclosure of Conflict of Interest or Property. A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

16.5             Director Holding Other Office in the Company. A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

16.6             No Disqualification. No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

16.7             Professional Services by Director or Officer. Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

16.8             Director or Officer in Other Corporations. A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

ARTICLE 17

PROCEEDINGS OF DIRECTORS

17.1             Meetings of Directors. The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

17.2             Voting at Meetings. Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

17.3             Chair of Meetings. The following individual is entitled to preside as chair at a meeting of directors:

(a)	the chair of the board, if any;

(b)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(c)	any other director chosen by the directors if:

(i)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(ii)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(iii)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

17.4             Meetings by Telephone or Other Communications Medium. A director may participate in a meeting of the directors or of any committee of the directors:

(a)	in person;

(b)	by telephone; or

(c)	with the consent of all directors who wish to participate in the meeting, by other communications medium;

if all directors participating in the meeting, whether in person, or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

17.5             Calling of Meetings. A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

17.6             Notice of Meetings. Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1 or as provided in Article 17.7, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone.

17.7             When Notice Not Required. It is not necessary to give notice of a meeting of the directors to a director if:

(a)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(b)	the director has waived notice of the meeting.

17.8             Meeting Valid Despite Failure to Give Notice. The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by any director does not invalidate any proceedings at that meeting.

17.9             Waiver of Notice of Meetings. Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director. Attendance of a director at a meeting of the directors is a waiver of notice of the meeting, unless that director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

17.10             Quorum. The quorum necessary for the transaction of the business of the directors is a majority of the numbers if directors in office, or such greater number as the directors may determine from time to time.

17.11             Validity of Acts Where Appointment Defective. Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

17.12             Consent Resolutions in Writing. A resolution of the directors or of any committee of the directors may be passed without a meeting:

(a)	in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(b)

in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who have not made such a disclosure consent in writing to the resolution.

A consent in writing under this Article 17.12 may be by any written instrument, fax, e-mail or any other method of transmitting legibly recorded messages in which the consent of the director is evidenced, whether or not the signature of the director is included in the record. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of the directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

ARTICLE 18

EXECUTIVE AND OTHER COMMITTEES

18.1             Appointment and Powers of Executive Committee. The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and during the intervals between meetings of the board of directors all of the directors’ powers are delegated to the executive committee, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

18.2             Appointment and Powers of Other Committees. The directors may, by resolution:

(a)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b)	delegate to a committee appointed under paragraph (a) any of the directors’ powers, except:

(i)	the power to fill vacancies in the board of directors;

(ii)	the power to remove a director;

(iii)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(iv)	the power to appoint or remove officers appointed by the directors; and

(c)	make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

18.3             Obligations of Committees. Any committee appointed under Articles 18.1 or 18.2, in the exercise of the powers delegated to it, must:

(a)	conform to any rules that may from time to time be imposed on it by the directors; and

(b)	report every act or thing done in exercise of those powers at such times as the directors may require.

18.4             Powers of Board. The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2:

(a)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(b)	terminate the appointment of, or change the membership of, the committee; and

(c)	fill vacancies in the committee.

18.5             Committee Meetings. Subject to Article 18.3(a) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 18.1 or 18.2:

(a)	the committee may meet and adjourn as it thinks proper;

(b)

the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, then the directors present who are members of the committee may choose one of their number to chair the meeting;

(c)	a majority of the members of the committee constitutes a quorum of the committee; and

(d)

questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

ARTICLE 19

OFFICERS

19.1             Directors May Appoint Officers. The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

19.2             Functions, Duties and Powers of Officers. The directors may, for each officer:

(a)	determine the functions and duties of the officer;

(b)	delegate to the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

19.3             Qualifications. No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

19.4             Remuneration and Terms of Appointment. All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

ARTICLE 20

INDEMNIFICATION

20.1             Definitions. In this Article 20:

(a)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(b)

“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a current or former director, officer of the Company or another individual who acts or acted at the Company’s request as a director or officer, or in a similar capacity, of another entity (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director, officer of the Company or acting or having acted in such a capacity:

(i)	is or may be joined as a party; or

(ii)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(c)	“expenses” has the meaning set out in the Business Corporations Act.

20.2             Mandatory Indemnification of Directors. Subject to the Business Corporations Act, the Company must indemnify an eligible party and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2.

20.3             Permitted Indemnification. Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

20.4             Non-Compliance with Business Corporations Act. The failure of a director or officer of the Company to comply with the Business Corporations Act or these Articles or, if applicable, any former Companies Act or former Articles, does not invalidate any indemnity to which he or she is entitled under this Article 20.

20.5             Company May Purchase Insurance. The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(a)	is an eligible party;

(b)	is or was an employee or agent of the Company; or

(c)	is or was a director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(d)	at the request of the Company, is or was an employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, officer, employee or agent or person who holds or held such equivalent position.

20.6             Right of Indemnity not Exclusive. The provisions for indemnification contained in these Articles will not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any agreement or instrument or otherwise, both as to action in his or her official capacity and to action in another capacity, and will continue as to a person who has ceased to be a director, officer, employee or agent and will enure to the benefit of that person’s heirs and legal personal representatives.

20.7             Limit on Liability. To the extent permitted by law, no director or officer of the Company will be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired by the Company or for or on behalf of the Company or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Company will be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or body corporate with whom or which any moneys, securities or other assets belonging to the Company will be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Company or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his or her respective office or trust or in relation thereto unless the same will happen by or through his or her failure to act honestly and in good faith with a view to the best interests of the Company and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. If any director or officer of the Company is employed by or performs services for the Company otherwise than as a director or officer or is a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Company, the fact that the person is a director or officer of the Company will not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

ARTICLE 21

DIVIDENDS

21.1             Payment of Dividends Subject to Special Rights. The provisions of this Article 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

21.2             Declaration of Dividends. Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may consider appropriate.

21.3             No Notice Required. The directors need not give notice to any shareholder of any declaration under Article 21.2.

21.4             Record Date. The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

21.5             Manner of Paying Dividend. A resolution declaring a dividend may direct payment of the dividend wholly or partly in money or by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

21.6             Settlement of Difficulties. If any difficulty arises in regard to a distribution under Article 21.5, then the directors may settle the difficulty as they deem advisable, and, in particular, may:

(a)	set the value for distribution of specific assets;

(b)

determine that money in substitution for all or any part of the specific assets to which any shareholders are entitled may be paid to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(c)	vest any such specific assets in trustees for the persons entitled to the dividend.

21.7             When Dividend Payable. Any dividend may be made payable on such date as is fixed by the directors.

21.8             Dividends to be Paid in Accordance with Number of Shares. All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

21.9             Receipt by Joint Shareholders. If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

21.10             Dividend Bears No Interest. No dividend bears interest against the Company.

21.11             Fractional Dividends. If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

21.12             Payment of Dividends. Any dividend or other distribution payable in money in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the registered address of the shareholder, or in the case of joint shareholders, to the registered address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

21.13             Capitalization of Retained Earnings or Surplus. Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part thereof.

ARTICLE 22

ACCOUNTING RECORDS AND AUDITOR

22.1             Recording of Financial Affairs. The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

22.2             Inspection of Accounting Records. Unless the directors determine otherwise, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

22.3             Remuneration of Auditor. The directors may set the remuneration of the auditor of the Company.

ARTICLE 23

NOTICES

23.1             Method of Giving Notice. Unless the Business Corporations Act or these Articles provide otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(a)	mail addressed to the person at the applicable address for that person as follows:

(i)	for a record mailed to a shareholder, the shareholder’s registered address;

(ii)

for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(iii)	in any other case, the mailing address of the intended recipient;

(b)	delivery at the applicable address for that person as follows, addressed to the person:

(i)	for a record delivered to a shareholder, the shareholder’s registered address;

(ii)

for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(iii)	in any other case, the delivery address of the intended recipient;

(c)	unless the intended recipient is the auditor of the Company, sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d)

unless the intended recipient is the auditor of the Company, sending the record by e-mail to the e-mail address provided by the intended recipient for the sending of that record or records of that class; or

(e)	physical delivery to the intended recipient.

23.2             Deemed Receipt. A notice, statement, report or other record that is:

(a)

mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing;

(b)	faxed to a person to the fax number provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it was faxed on the day it was faxed; and

(c)	e-mailed to a person to the e-mail address provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it was e-mailed on the day it was e-mailed.

23.3             Certificate of Sending. A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with Article 23.1 is conclusive evidence of that fact.

23.4             Notice to Joint Shareholders. A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing such record to the joint shareholder first named in the central securities register in respect of the share.

23.5             Notice to Legal Personal Representatives and Trustees. A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)	mailing the record, addressed to them:

(i)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(ii)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(b)

if an address referred to in paragraph 23.5(a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

23.6             Undelivered Notices. If, on two consecutive occasions, a notice, statement, report or other record is sent to a shareholder pursuant to Article 23.1 and on each of those occasions any such record is returned because the shareholder cannot be located, then the Company shall not be required to send any further records to the shareholder until the shareholder informs the Company in writing of his or her new address.

ARTICLE 24

SEAL

24.1             Who May Attest Seal. Except as provided in Articles 24.2 and 24.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(a)	any two directors;

(b)	any officer, together with any director;

(c)	if the Company only has one director, that director; or

(d)	any one or more directors or officers or persons as may be determined by the directors.

24.2             Sealing Copies. For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 24.1, the impression of the seal may be attested by the signature of any director or officer or the signature of any other person as may be determined by the directors.

24.3             Mechanical Reproduction of Seal. The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and such persons as are authorized under Article 24.1 to attest the Company’s seal may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

ARTICLE 25

PROHIBITIONS

25.1             Definitions. In this Article 25:

(a)	“security” has the meaning assigned in the Securities Act;

(b)	“transfer restricted security” means

(i)	a share of the Company;

(ii)	a security of the Company convertible into shares of the Company;

(iii)

any other security of the Company which must be subject to restrictions on transfer in order for the Company to satisfy the requirement for restrictions on transfer under the “private issuer” exemption of Canadian securities legislation or under any other exemption from prospectus or registration requirements of Canadian securities legislation similar in scope and purpose to the “private issuer” exemption.

25.2             Application. Article 25.3 does not apply to the Company if and for so long as it is a public company.

25.3             Consent Required for Transfer of Shares or Transfer Restricted Securities. No share or other transfer restricted security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

ARTICLE 26

SPECIAL RIGHTS OR RESTRICTIONS ATTACHED TO THE EXCHANGEABLE SHARES

The Exchangeable Shares of the Company shall have the following rights, privileges, restrictions and conditions:

26.1             Interpretation

(a)	Definitions. For the purposes of these Exchangeable Share Provisions:

“affiliate” means, with respect to any person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with, such person. For purposes of this definition, the term “control” (including the correlative terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this Article 26, “affiliate” does not include any stockholders of Parent (other than Zymeworks Inc.), or directors or executive officers of Zymeworks Inc., Parent, the Company or CallCo.

“Automatic Exchange Right” has the meaning ascribed thereto in the Voting and Exchange Trust Agreement.

“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.

“Board of Directors” means the board of directors of the Company.

“Broker” has the meaning ascribed thereto in Section 26.14(c).

“Business Day” means a day on which banks are generally open for the transaction of commercial business in Vancouver, British Columbia, and New York, New York, but does not in any event include a Saturday or Sunday or statutory holiday in Vancouver, British Columbia, or New York, New York.

“CallCo” means Zymeworks CallCo ULC, a corporation existing under the laws of the Province of British Columbia.

“Canadian Resident” means either (i) a person who, at the relevant time, is a resident of Canada for purposes of the Income Tax Act (Canada), or (ii) a partnership that is a “Canadian partnership” for purposes of the Income Tax Act (Canada).

“Change of Law” means any amendment to the Income Tax Act (Canada) and other applicable provincial income Tax Laws that permits Canadian Resident holders of the Exchangeable Shares, who hold the Exchangeable Shares as capital property and deal at arm’s length with Parent and the Company (all for the purposes of the Income Tax Act (Canada) and other applicable provincial income Tax Laws), to exchange their Exchangeable Shares for Delaware Common Stock on a basis that will not require such holders to recognize any income, gain or loss or any actual or deemed dividend in respect of such exchange for the purposes of the Income Tax Act (Canada) or applicable provincial income Tax Laws.

“Change of Law Call Date” has the meaning ascribed thereto in Section 26.20(b).

“Change of Law Call Purchase Price” has the meaning ascribed thereto in Section 26.20(a).

“Change of Law Call Right” has the meaning ascribed thereto in Section 26.20(a).

“Common Shares” means the common shares in the capital of the Company.

“Current Market Price” means, in respect of Delaware Common Stock on any date, the average closing price of a share of Delaware Common Stock on the NYSE during the period of 20 consecutive trading days ending on the third trading day immediately before such date or, if the Delaware Common Stock are not then listed on the NYSE, on such other stock exchange or automated quotation system on which the Delaware Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Delaware Common Stock during such period does not reflect the fair market value of a share of Delaware Common Stock, then the Current Market Price of a share of Delaware Common Stock shall be determined by the Board of Directors, based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate; and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding, absent manifest error.

“Delaware Common Stock” means shares of Parent’s common stock, par value US$0.00001 per share.

“Effective Date” has the meaning ascribed thereto in the Plan of Arrangement.

“Exchangeable Share Consideration” means, with respect to each Exchangeable Share, for any acquisition of, redemption of or distribution of assets of the Company in respect of such Exchangeable Share, or purchase of such Exchangeable Share pursuant to these Exchangeable Share Provisions or the Support Agreement or the Voting and Exchange Trust Agreement:

(i)

one share of Delaware Common Stock multiplied by the Exchangeable Share Exchange Ratio on the Business Day immediately preceding the date on which the Exchangeable Share Price in respect of the Exchangeable Share Consideration being delivered is calculated; plus

(ii)

a cheque or cheques payable at par at any branch of the bankers of the payor in the amount contemplated by clause (ii) and (iv) (and in respect of clause (iv), to the extent of a cash dividend that is payable), as applicable, of the definition of Exchangeable Share Price; plus

(iii)

such stock or other property contemplated by clause (iii) and (iv) (and in respect of clause (iv), to the extent of a non-cash dividend that is payable), as applicable, of the definition of Exchangeable Share Price;

provided that: (A) the part of the consideration which represents (i) above shall be fully paid and satisfied by the delivery of Delaware Common Stock, such shares to be duly issued, fully paid and nonassessable; (B) the part of the consideration which represents (iii) above shall be fully paid and satisfied by delivery of such non-cash items; (C) in each case, any such consideration shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest; and (D) in each case, any such consideration shall be paid without interest and less any tax required to be deducted and withheld therefrom.

“Exchangeable Share Document” means (i) a share certificate representing Exchangeable Shares, (ii) a non-transferable acknowledgement of a shareholder’s right to obtain a share certificate representing Exchangeable Shares, or (iii) a direct registration system advice (or similar document) evidencing the electronic registration of the ownership of Exchangeable Shares, as applicable.

“Exchangeable Share Exchange Ratio” means, at any time and in respect of each Exchangeable Share, an amount equal to 1.00000, as at the Effective Date, as cumulatively adjusted from time to time thereafter by increasing the Exchangeable Share Exchange Ratio on each date after the Effective Date on which the board of directors of Parent pays any dividend or other distribution on the Delaware Common Stock (but excluding any dividends or distributions pursuant to a Preferred Stock Rights Agreement) by an amount, rounded to the nearest five decimal places, equal to (a)(i) the amount of such dividend or other distribution (which, in the case of a non-cash dividend, shall equal the fair value as determined by the Board of Directors in good faith and in its sole discretion), expressed on a per Delaware Common Stock per share basis, multiplied (ii) by the Exchangeable Share Exchange Ratio in effect on the Business Day immediately preceding the record date set for such dividend or other distribution, divided by (b) the Current Market Price on the record date set for such dividend or other distribution, and any such adjustment shall be determined by the Board of Directors in good faith and in its sole discretion and any such determination by the Board of Directors shall be conclusive and binding; provided, however, that the Exchangeable Share Exchange Ratio shall only be so adjusted to the extent that the Board of Directors determines in good faith and in its sole discretion that the Company would be liable for any unrecoverable tax as a result of paying any such dividend or distribution and determines to adjust the Exchangeable Share Exchange Ratio in lieu of paying an equivalent dividend or other distribution on the Exchangeable Shares in accordance with these Exchangeable Share Provisions.

“Exchangeable Share Price” means, at any time, for each Exchangeable Share, an amount equal to the aggregate of the following:

(i)

the Current Market Price of one share of Delaware Common Stock at such time multiplied by the Exchangeable Share Exchange Ratio on the Business Day immediately preceding the date on which the Exchangeable Share Price is calculated;

(ii)

the full amount of all cash dividends (A) declared, payable and unpaid on the Exchangeable Share, plus (B) to the extent a cash dividend has been declared by Parent on the Delaware Common Stock at such time for which a corresponding cash dividend on the Exchangeable Share would be required to be, but has not yet been, declared at such time, then the undeclared and unpaid cash dividend on such Exchangeable Share of equal amount multiplied by the Exchangeable Share Exchange Ratio (but only to the extent the Company has not taken one of the alternative actions permitted under these Exchangeable Share Provisions to account for such declaration by Parent);

(iii)

the full amount of all non-cash dividends declared, payable and unpaid at such time on such Exchangeable Share (but excluding any dividends or distributions pursuant to a Preferred Stock Rights Agreement); and

(iv)

the full amount of all dividends declared and payable in respect of each share of Delaware Common Stock (as adjusted by the Exchangeable Share Exchange Ratio from time to time) which have not, at such time, been paid on such Exchangeable Share in accordance herewith or adjusted for under the Exchangeable Share Exchange Ratio, or otherwise accounted for in under clauses (ii) and (iii) above in this definition (but excluding any dividends or distributions pursuant to a Preferred Stock Rights Agreement).

“Exchangeable Share Provisions” means the rights, privileges, restrictions and conditions set out in this Article 26.

“Exchangeable Shares” means the exchangeable shares in the capital of the Company, having the rights, privileges, restrictions and conditions set forth in this Article 26.

“Governmental Authority” means any nation or government or any agency, public or regulatory authority, taxing authority, self-regulatory organization

(including stock exchanges), instrumentality, department, commission, court, arbitrator (public or private), ministry, tribunal or board of any nation, government or political subdivision or delegated authority thereof, in each case, whether foreign or domestic and whether national, supranational, multinational, federal, provincial, territorial, state, regional, local or municipal.

“Law” means applicable statutes, common laws, rules, ordinances, regulations, codes, orders, judgments, injunctions, writs, decrees, governmental guidelines or interpretations having the force of Law or bylaws, in each case, of a Governmental Authority.

“Liquidation Amount” has the meaning ascribed thereto in Section 26.5(a).

“Liquidation Call Purchase Price” has the meaning ascribed thereto in the Section 26.18(a).

“Liquidation Call Right” has the meaning ascribed thereto in the Section 26.18(a).

“Liquidation Date” has the meaning ascribed thereto in Section 26.5(a).

“NYSE” means the New York Stock Exchange.

“Other Withholding Agent” has the meaning ascribed thereto in Section 26.14(c).

“Parent” means Zymeworks Delaware Inc., a corporation existing under the Laws of the State of Delaware.

“Parent Control Transaction” shall be deemed to have occurred if:

(i)

any person acquires, directly or indirectly, any voting security of Parent and, immediately after such acquisition, directly or indirectly owns, or exercises control and direction over, voting securities representing more than 50% of the total voting power of all of the then outstanding voting securities of Parent, other than any such transaction which would result in the holders of outstanding voting securities of Parent immediately prior to such transaction directly or indirectly owning, or exercising control and direction over, voting securities representing more than 50% of the total voting power of all of the voting securities of the acquiring person outstanding immediately after such transaction;

(ii)

the shareholders of Parent approve a merger, combination, consolidation, recapitalization or reorganization of Parent, other than any such transaction which would result in the holders of outstanding voting securities of Parent immediately prior to such transaction directly or indirectly owning, or exercising control and direction over, voting securities representing more than 50% of the total voting power of all of the voting securities of the surviving entity outstanding immediately after such transaction;

(iii)	the shareholders of Parent approve a liquidation of Parent;

(iv)	Parent sells or disposes of all or substantially all of its assets; or

(v)	any other transaction or series of related transactions having a substantially similar effect.

“Parent Dividend Declaration Date” means the date on which the board of directors of Parent declares any dividend or other distribution on the Delaware Common Stock (but excluding any dividends or distributions pursuant to a Preferred Stock Rights Agreement).

“person” includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative, government or any other entity, whether or not having legal status.

“Plan of Arrangement” means the plan of arrangement substantially in the form and content of Exhibit A to the Transaction Agreement, including any appendices thereto, and any amendments, modifications or supplements thereto made from time to time in accordance with its terms.

“Preferred Stock Rights Agreement” means any preferred stock rights agreement that may now or in the future be adopted and entered into by Parent in respect of the Delaware Common Stock, to protect stockholders of Parent from coercive or otherwise unfair takeover tactics, in such form and substance as Parent may determine in its sole discretion.

“Redemption Call Purchase Price” has the meaning ascribed thereto in Section 26.19(a).

“Redemption Call Right” has the meaning ascribed thereto in Section 26.19(a).

“Redemption Date” means the date for the redemption by the Company of all but not less than all of the outstanding Exchangeable Shares (other than Exchangeable Shares held by Parent and its affiliates), which date shall be the earlier of (a) the Sunset Date, and (b) the date, if any, established by the Board of Directors following the occurrence of any of the following:

(i)

the aggregate number of Exchangeable Shares issued and outstanding (other than Exchangeable Shares held by Parent and its affiliates) is less than 5% of the number of Exchangeable Shares issued on the Effective Date (as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision, combination or consolidation of, or stock or share dividend on, the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), in which case the Board of Directors may accelerate such redemption date to such date as it may determine, upon at least 30 days’ prior written notice to the holders of the Exchangeable Shares and the Share Trustee;

(ii)	a Parent Control Transaction is proposed, in which case, provided the Board of Directors determines in good faith that it is not practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such Parent Control Transaction or that the redemption of all but not less than all of the outstanding Exchangeable Shares (other than Exchangeable Shares held by Parent and its affiliates) is necessary to enable the completion of such Parent Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date as it may determine, upon such number of days prior written notice to the holders of the Exchangeable Shares and the Share Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances;

provided, however, that the accidental failure or omission to give any notice of redemption under clauses (i) or (ii) above to any of the holders of Exchangeable Shares shall not affect the validity of any such redemption.

“Redemption Price” has the meaning ascribed thereto in Section 26.7(a).

“Retracted Shares” has the meaning ascribed thereto in Section 26.6(a)(i)(A).

“Retraction Call Notice” has the meaning ascribed thereto in Section 26.6(b)(ii).

“Retraction Call Right” has the meaning ascribed thereto in Section 26.6(a)(i)(C).

“Retraction Call Right Purchase Price” has the meaning ascribed thereto in Section 26.6(b)(i).

“Retraction Date” has the meaning ascribed thereto in Section 26.6(a)(i)(B).

“Retraction Price” has the meaning ascribed thereto in Section 26.6(a)(i).

“Retraction Request” has the meaning ascribed thereto in Section 26.6(a)(i).

“Share Trustee” means the trustee chosen by Parent and Zymeworks Inc. to act as trustee under the Voting and Exchange Trust Agreement, being a corporation organized and existing under the Laws of Canada or any Province thereof and authorized to carry on the business of a trust company in all the provinces of Canada, and any successor trustee appointed under the Voting and Exchange Trust Agreement.

“Sunset Date” means the seventh anniversary of the Effective Date, as it may be extended from time to time by the Board of Directors.

“Support Agreement” means the support agreement to be entered into at or prior to the issuance by the Company of any Exchangeable Shares among Parent, CallCo and the Company substantially in the form of Exhibit C to the Transaction Agreement, as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Tax” means any and all national, supranational, multinational, federal, provincial, territorial, state, regional, local or municipal taxes, including income, branch, profits, capital gains, gross receipts, windfall profits, value added, severance, ad valorem, property, capital, estimated, utility, recapture, net worth, production, sales, use, license, excise, franchise, environmental, transfer, land transfer, withholding or similar, payroll, employment, employer health, government pension plan premiums and contributions, social security premiums, workers’ compensation premiums, employment/unemployment insurance or compensation premiums or contributions, disability, documentary, registration, stamp, occupation, premium, alternative or add-on minimum, goods and services, harmonized sales, customs duties or other taxes, levies, premiums, excises, fees, assessments, imposts, duties, and other similar charges of any kind whatsoever imposed, assessed, charged or collected by a Governmental Authority and any installments in respect thereof, including any interest, fines, assessments, reassessments, penalties or additions to tax imposed in connection therewith or with respect thereto, and any interest in respect of such additions or penalties, and whether disputed or not.

“Tax Law” means any Law in respect of Taxes.

“Transaction Agreement” means the transaction agreement dated July 14, 2022 among Parent, CallCo, the Company and Zymeworks Inc., as amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Transfer Agent” means Computershare Investor Services Inc. or such other person as may from time to time be appointed by the Company as the registrar and transfer agent for the Exchangeable Shares.

“Voting and Exchange Trust Agreement” means the voting and exchange trust agreement to be made among Parent, CallCo, the Company and the Share Trustee in connection with the Plan of Arrangement substantially in the form of Exhibit D to the Transaction Agreement, as may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Withholding Shortfall” has the meaning ascribed thereto in Section 26.14(c).

(b)

Interpretation Not Affected by Headings. The division of these Exchangeable Share Provisions into sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to a “Section” followed by a number and/or a letter refer to the specified section of these Exchangeable Share Provisions.

(c)

Number and Gender. In these Exchangeable Share Provisions, unless the context otherwise clearly requires, words used herein importing the singular include the plural and vice versa and words imparting any gender shall include all genders.

(d)

Date of Any Action. If any date on which any action is required to be taken hereunder by any person is not a Business Day, then such action shall be required to be taken on the next succeeding day which is a Business Day.

(e)	Currency. In these Exchangeable Share Provisions, unless stated otherwise, all cash payments provided for herein shall be made in United States dollars.

26.2             Ranking of Exchangeable Shares. The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares: (a) with respect to the payment of dividends or other distributions as and to the extent provided in Section 26.3 and (b) with respect to the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs as and to the extent provided in Section 26.5.

26.3             Dividends and Distributions.

(a)

Dividends and Distributions. A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable Law, on each Parent Dividend Declaration Date, declare a dividend or other distribution on each Exchangeable Share:

(i)

in the case of a cash dividend or other distribution declared on the Delaware Common Stock (but excluding any dividends or distributions pursuant to a Preferred Stock Rights Agreement), in an amount in cash payable in United States dollars for each Exchangeable Share equal to (A) the cash dividend or other distribution declared on each share of Delaware Common Stock on the Parent Dividend Declaration Date, multiplied by (B) the relevant Exchangeable Share Exchange Ratio;

(ii)

in the case of a stock or share dividend or other distribution declared on the Delaware Common Stock to be paid in Delaware Common Stock (but excluding any dividends or distributions pursuant to a Preferred Stock Rights Agreement), by the issue or transfer by the Company of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Delaware Common Stock to be paid on each share of Delaware Common Stock multiplied by the relevant Exchangeable Share Exchange Ratio; provided, however, that the Company may, in lieu of such stock or share dividend or other distribution, elect to effect a corresponding, contemporaneous and economically equivalent (as determined by the Board of Directors in accordance with Sections 26.3(e) and 26.3(f)) subdivision of the outstanding Exchangeable Shares; or

(iii)

in the case of a dividend or other distribution declared on the Delaware Common Stock in property other than cash or Delaware Common Stock (but excluding any dividends or distributions pursuant to a Preferred Stock Rights Agreement), in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent (as determined by the Board of Directors in accordance with Section 26.3(e)) and adjusted for the relevant Exchangeable Share Exchange Ratio to the type and amount of property declared as a dividend or other distribution on each share of Delaware Common Stock; and

such dividends or other distributions shall be paid out of money, assets or property of the Company properly applicable to the payment of dividends or other distributions, out of authorized but unissued shares of the Company or through the subdivision of outstanding Exchangeable Shares, as applicable; provided, that the Board of Directors may determine, in its sole discretion, to adjust the

Exchangeable Share Exchange Ratio as provided herein in lieu of paying any such dividend or other distribution on the Exchangeable Shares, and provided further, however, that the Exchangeable Share Exchange Ratio shall only be so adjusted to the extent that the Board of Directors determines in good faith and in its sole discretion that the Company would be liable for any unrecoverable tax as a result of paying any such dividend or distribution. The holders of Exchangeable Shares shall not be entitled to any dividends or other distributions other than or in excess of the dividends or other distributions referred to in this Section 26.3(a).

(b)

Payments of Dividends and Distributions. Cheques of the Company payable at par at any branch of the bankers of the Company shall be issued in respect of any cash dividends or other distributions contemplated by Section 26.3(a)(i) and the sending of such cheque to each holder of an Exchangeable Share shall satisfy the cash dividend or other distribution represented thereby unless the cheque is not paid on presentation. An Exchangeable Share Document registered in the name of the registered holder of Exchangeable Shares shall be delivered in respect of any stock or share dividends or other distributions contemplated by Section 26.3(a)(ii) or any subdivision of the Exchangeable Shares under Sections 26.3(a)(ii) and 26.3(f) and the sending of such Exchangeable Share Document to each holder of an Exchangeable Share shall satisfy the stock or share dividend or other distribution represented thereby. Such other type and amount of property in respect of any dividends or other distributions contemplated by Section 26.3(a)(iii) shall be issued, distributed or transferred by the Company in such manner as it shall determine, and the issuance, distribution or transfer thereof by the Company to each holder of an Exchangeable Share shall satisfy the dividend or other distribution represented thereby. Subject to the requirements of applicable Law with respect to unclaimed property, no holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Company any dividend or other distribution that is represented by a cheque that has not been duly presented to the Company’s bankers for payment or that otherwise remains unclaimed for a period of three (3) years from the date on which such dividend was payable.

(c)

Record and Payment Dates. The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend or other distribution declared on the Exchangeable Shares under Section 26.3(a) shall be the same dates as the record date and payment date, respectively, for the corresponding dividend or other distribution declared on the Delaware Common Stock (but excluding any dividends or distributions pursuant to a Preferred Stock Rights Agreement). The record date for the determination of the holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any subdivision of the Exchangeable Shares under Sections 26.3(a)(ii) and 26.3(f), and the effective date of such subdivision, shall be the same dates as the record and payment date, respectively, for the corresponding stock or share dividend or other distribution declared on the Delaware Common Stock.

(d)

Partial Payment. If on any payment date for any dividends or other distributions declared on the Exchangeable Shares under Section 26.3(a) the dividends or other distributions are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends or other distributions that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Company shall have sufficient moneys, assets or property properly applicable to the payment of such dividends or other distributions.

(e)

Economic Equivalence. The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such financial or other advisors as the Board of Directors may determine), “economic equivalence” for the purposes of the Exchangeable Share Provisions and each such determination shall be conclusive and binding on the Company and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

(i)

in the case of any stock or share dividend or other distribution payable in Delaware Common Stock (but excluding any dividends or distributions pursuant to a Preferred Stock Rights Agreement), the number of such shares issued as a result of such stock or share dividend or other distribution in proportion to the number of Delaware Common Stock previously outstanding;

(ii)

in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Delaware Common Stock or securities exchangeable for or convertible into or carrying rights to acquire Delaware Common Stock (but excluding any dividends or distributions pursuant to a Preferred Stock Rights Agreement), the relationship between the exercise price of each such right, option or warrant, the number of such rights, options or warrants to be issued or distributed in respect of each share of Delaware Common Stock and the Current Market Price of a share of Delaware Common Stock, the price volatility of the Delaware Common Stock and the terms of any such instrument;

(iii)

in the case of the issuance or distribution of any other form of property including, without limitation, any shares or securities of Parent of any class other than Delaware Common Stock, any rights, options or warrants other than those referred to in Section 26.3(e)(ii), any evidences of indebtedness of Parent or any assets of Parent (but excluding any dividends or distributions pursuant to a Preferred Stock Rights Agreement), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding share of Delaware Common Stock and the Current Market Price of a share of Delaware Common Stock;

(iv)

in the case of any subdivision, redivision or change of the then outstanding Delaware Common Stock into a greater number of Delaware Common Stock or the reduction, combination, consolidation or change of the then outstanding Delaware Common Stock into a lesser number of Delaware Common Stock or any amalgamation, merger, arrangement, reorganization or other transaction affecting the Delaware Common Stock, the effect thereof upon the then outstanding Delaware Common Stock; and

(v)	in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Delaware Common Stock as a result of differences between taxation Laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

(f)

Subdivision on Stock or Share Dividend. In the case of a stock or share dividend declared on Delaware Common Stock to be paid in Delaware Common Stock, in lieu of declaring the stock or share dividend contemplated by Section 26.3(a)(ii) on the Exchangeable Shares, the Board of Directors may, in good faith and in its discretion and subject to applicable Law and to obtaining any required regulatory approvals, subdivide, redivide or change each issued and unissued Exchangeable Share on the basis that each Exchangeable Share before such subdivision becomes a number of Exchangeable Shares equal to the sum of (i) one share of Delaware Common Stock, and (ii) the number of Delaware Common Stock to be paid as a share dividend on each share of Delaware Common Stock. In such instance, and notwithstanding any other provision hereof, such subdivision shall become effective on the effective date specified in Section 26.3(c) without any further act or formality on the part of the holders of Exchangeable Shares. For greater certainty, subject to applicable Law, no approval of the holders of Exchangeable Shares to an amendment to these Articles shall be required to give effect to such subdivision.

(g)

Share Consolidation. In the case of a consolidation of shares of Delaware Common Stock, the Board of Directors may, in good faith and in its discretion and subject to applicable Law and to obtaining any required regulatory approvals, consolidate each issued and unissued Exchangeable Share on the same basis concurrently with, or as soon as practicable following, the consolidation of the shares of Delaware Common Stock (and to ensure that the Exchangeable Share Exchange Ratio does not decrease as a result of the consolidation of the shares of Delaware Common Stock). For greater certainty, subject to applicable Law, no approval of the holders of Exchangeable Shares to an amendment to these Articles shall be required to give effect to such consolidation.

26.4             Certain Restrictions. So long as any of the Exchangeable Shares are outstanding, the Company shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 26.11(b):

(a)

pay any dividends or other distributions on any shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or other distributions (other than the Common Shares), other than stock or share dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

(b)

redeem or purchase or make any capital distribution in respect of any shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or other distributions (other than the Common Shares) in the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs;

(c)

redeem or purchase or make any capital distribution in respect of any other shares of the Company ranking equally with the Exchangeable Shares with respect to the payment of dividends or other distributions in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs; or

(d)

issue any Exchangeable Share or any other shares ranking equally with, or superior to, the Exchangeable Shares, other than, in each case, by way of stock or share dividends to the holders of such Exchangeable Shares or pursuant to a shareholders rights plan adopted by the Company;

provided, however, that the restrictions in this Section 26.4 shall not apply if, in connection with all dividends or other distributions declared and paid on the Delaware Common Stock (but excluding any dividends or distributions pursuant to a Preferred Stock Rights Agreement): (i) all dividends or other distributions on the outstanding Exchangeable Shares shall have been declared and paid in full on the Exchangeable Shares, or (ii) the Exchangeable Share Exchange Ratio shall have been adjusted in accordance with these Exchangeable Share Terms, in each case, prior to or as at the date of any such event referred to in this Section 26.4.

26.5             Liquidation.

(a)

Liquidation Amount. Subject to applicable Laws and the due exercise by CallCo of the Liquidation Call Right (which shall itself be subject to the sale and purchase contemplated by the Automatic Exchange Right), in the event of the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled to receive from the assets of the Company in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution, winding-up or other distribution (the “Liquidation Date”), before any distribution of any part of the assets of the Company among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to dividends or other distributions an amount per share (the “Liquidation Amount”) equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date, which price shall be satisfied in full by the Company delivering or causing to be delivered to such holder the Exchangeable Share Consideration representing the Liquidation Amount for each Exchangeable Share held by such holder.

(b)

Payment of Liquidation Amount. In the case of a distribution pursuant to Section 26.5(a), and provided that the sale and purchase contemplated by the Automatic Exchange Right has not occurred and that the Liquidation Call Right has not been exercised by CallCo, on or promptly after the Liquidation Date, the Company shall deliver or cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share, upon presentation and surrender of the Exchangeable Share Documents representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCBCA and these Articles, as applicable, together with such additional documents, instruments and payments as the Transfer Agent or the Company may reasonably require, at any office of the Transfer Agent as may be specified by the Company by notice to the holders of the Exchangeable Shares. Payment of the Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of such holder recorded in the securities register of the Company for the Exchangeable Shares or by holding for pick-up by such holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of the Exchangeable Shares, the Exchangeable Share Consideration such holder is entitled to receive pursuant to Section 26.5(a). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including, without limitation, any rights under the Voting and Exchange Trust Agreement) other than the right to receive, without interest, their proportionate part of the aggregate Liquidation Amount, unless payment of the aggregate Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of Exchangeable Share Documents and other required documents in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Liquidation Amount has been paid in the manner so provided. The Company shall have the right at any time after the Liquidation Date to transfer or cause to be issued or transferred to, and deposited in a custodial account with, any chartered bank or trust company the Liquidation Amount in respect of the Exchangeable Shares represented by Exchangeable Share Documents that have not at the Liquidation Date been surrendered by the holders thereof, such Liquidation Amount to be held by such bank or trust company as trustee for and on behalf of, and for the use and benefit of, such holders. Upon such deposit being made, the rights of a holder of Exchangeable Shares as of the date of such deposit shall be limited to receiving its proportionate part of the aggregate Liquidation Amount for such Exchangeable Shares so deposited, without interest, and all dividends and other distributions with respect to the Delaware Common Stock to which such holder is entitled with a record date on or after the date of such deposit and before the date of transfer of such Delaware Common Stock to such holder against presentation and surrender of the Exchangeable Share Documents for the Exchangeable Shares held by them in accordance with the foregoing provisions. Upon such payment or deposit of the Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Delaware Common Stock delivered to them or the custodian on their behalf.

(c)

No Right to Participate in Further Distributions. After the Company has satisfied its obligations to pay the holders of the Exchangeable Shares the aggregate Liquidation Amount per Exchangeable Share pursuant to this Section 26.5, such holders shall not be entitled to share in any further distribution of the assets of the Company.

26.6             Retraction of Exchangeable Shares.

(a)	Retraction at Option of Holder

(i)

Subject to applicable Laws and the due exercise by CallCo of the Retraction Call Right, a holder of Exchangeable Shares shall be entitled at any time to require the Company to redeem (at the holder’s discretion) any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the “Retraction Price”), which price shall be satisfied in full by the Company or CallCo, as applicable, delivering or causing to be delivered to such holder the Exchangeable Share Consideration representing the Retraction Price. A holder of Exchangeable Shares must give notice of such request to redeem or purchase by presenting and surrendering to any office of the Transfer Agent as may be specified by the Company by notice to the holders of the Exchangeable Shares, the Exchangeable Share Documents representing the Exchangeable Shares that such holder desires to have the Company redeem or CallCo purchase, as applicable, together with (A) such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCBCA and these Articles, as applicable, together with such additional documents, instruments and payments as the Transfer Agent or the Company may reasonably require, and (B) a duly executed request (the “Retraction Request”) in the form of the Appendix attached hereto or in such other form as may be acceptable to the Company:

(A)

specifying that such holder desires to have all or any number specified therein of the Exchangeable Shares represented by such Exchangeable Share Documents (the “Retracted Shares”) redeemed by the Company or purchased by CallCo, as applicable;

(B)

stating the Business Day on which the holder desires to have the Company redeem or CallCo purchase the Retracted Shares (the “Retraction Date”), provided that the Retraction Date shall not be less than 10 Business Days nor more than 15 Business Days after the date on which the Retraction Request is received by the Transfer Agent on behalf of the Company and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the 15th Business Day after the date on which the Retraction Request is received by the Transfer Agent on behalf of the Company, subject to Section 26.6(a)(v); and

(C)

acknowledging the overriding right (the “Retraction Call Right”) of CallCo to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to CallCo in accordance with the Retraction Call Right on the Retraction Date for the Retraction Call Right Purchase Price and on the other terms and conditions set out in Section 26.6(b).

(ii)

In the case of a redemption or purchase of Exchangeable Shares pursuant to this Section 26.6(a), upon receipt by the Transfer Agent in the manner specified in Section 26.6(a)(i) of one or more Exchangeable Share Documents representing the number of Exchangeable Shares which the holder desires to have the Company redeem or CallCo purchase, together with a duly executed Retraction Request and such additional documents and instruments specified in Section 26.6(a)(i) or that the Company or the

Transfer Agent may reasonably require, and provided that (A) the Retraction Request has not been revoked by the holder of such Retracted Shares in the manner specified in Section 26.6(a)(iv), and (B) CallCo has not exercised the Retraction Call Right, the Company shall redeem or CallCo shall purchase, as applicable, the Retracted Shares effective at the close of business on the Retraction Date. On the Retraction Date, the Company or CallCo shall deliver or cause to be delivered to such holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or at the address specified in the Retraction Request or by holding for pick-up by the holder at any office of the Transfer Agent as may be specified by the Company by notice to the holders of the Exchangeable Shares, the Exchangeable Share Consideration representing the Retraction Price and such delivery of such Exchangeable Share Consideration by or on behalf of the Company by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Price to the extent that the same is represented by such Exchangeable Share Consideration, unless any cheque comprising part of such Exchangeable Share Consideration is not paid on due presentation. If only a part of the Exchangeable Shares represented by any Exchangeable Share Document is redeemed or purchased, a new Exchangeable Share Document for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Company. On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof (including, without limitation, any rights under the Voting and Exchange Trust Agreement), other than the right to receive the aggregate Retraction Price in respect thereof, unless payment of the aggregate Retraction Price payable to such holder shall not be made upon presentation and surrender of the Exchangeable Share Documents and other required documents in accordance with the foregoing provisions, in which case the rights of such holder shall remain unaffected until such aggregate Retraction Price has been paid in the manner so provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of the Exchangeable Share Documents and payment of such aggregate Retraction Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Company shall thereafter be considered and deemed for all purposes to be a holder of the Delaware Common Stock delivered to such holder.

(iii)

Notwithstanding any other provision of this Section 26.6, the Company shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request if and to the extent that such redemption or purchase of Retracted Shares, as applicable, would be contrary to solvency requirements or other provisions of applicable Laws. If the Company believes, after due enquiry, that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that (A) CallCo has not exercised the Retraction Call Right with respect to such Retracted Shares, and (B) the holder has not required that CallCo purchase such

Retracted Shares as contemplated under Section 26.6(a)(i), then the Company shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder and the Share Trustee at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Company. In any case in which the redemption by the Company of Retracted Shares would be contrary to solvency requirements or other provisions of applicable Laws, the Company shall redeem Retracted Shares in accordance with Section 26.6(a)(ii) on a pro rata basis in proportion to the total number of Exchangeable Shares tendered for retraction and shall issue to each holder of Retracted Shares a new Share Exchange Document, at the expense of the Company, representing the Retracted Shares not redeemed by the Company pursuant to Section 26.6(a)(ii). If the Company would otherwise be obligated to redeem Retracted Shares pursuant to Section 26.6(a)(ii) but is not obligated to do so as a result of solvency requirements or other provisions of applicable Laws, the holder of any such Retracted Shares not redeemed by the Company pursuant to Section 26.6(a)(ii) as a result of solvency requirements or other provisions of applicable Laws shall be deemed, by delivery of the Retraction Request, to have instructed the Transfer Agent to require CallCo to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by CallCo to such holder of the aggregate Retraction Price in respect of such Retracted Shares, all as more specifically provided for in the Voting and Exchange Trust Agreement.

(iv)

A holder of Retracted Shares may, by notice in writing given by the holder to any office of the Transfer Agent as may be specified by the Company by notice to the holders of the Exchangeable Shares, before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to CallCo shall be deemed to have been revoked.

(v)	Notwithstanding any other provision of this Section 26.6(a), if:

(A)

exercise of the rights of the holders of the Exchangeable Shares, or any of them, to require the Company to redeem any Exchangeable Shares pursuant to this Section 26.6(a) on any Retraction Date would require listing particulars or any similar document to be issued in order to obtain the approval of the NYSE to the listing and trading (subject to official notice of issuance) of the Delaware Common Stock that would be required to be delivered to such holders of Exchangeable Shares in connection with the exercise of such rights; and

(B)	as a result of (A) above, it would not be practicable (notwithstanding the reasonable endeavours of Parent) to obtain such approvals in time to enable all or any of such Delaware Common Stock to be admitted to listing and trading by the NYSE (subject to official notice of issuance) when so delivered; the Retraction Date shall, notwithstanding any other date specified or otherwise deemed to be specified in any relevant Retraction Request, be deemed for all purposes to be the earlier of (i) the second Business Day immediately following the date the approvals referred to in Section 26.6(a)(v)(A) are obtained and (ii) the date which is 30 Business Days after the date on which the relevant Retraction Request is received by the Company, and references in these Exchangeable Share Provisions to such Retraction Date shall be construed accordingly.

(b)	Retraction Call Rights

(i)

In the event that a holder of Exchangeable Shares delivers a Retraction Request pursuant to Section 26.6(a), and subject to the limitations set forth in Section 26.6(a)(ii), the Retraction Call Right will be available to CallCo, notwithstanding the proposed redemption of the Exchangeable Shares by the Company pursuant to Section 26.6(a), to purchase from such holder on the Retraction Date all but not less than all of the Retracted Shares held by such holder on payment by CallCo of an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the “Retraction Call Right Purchase Price”), which price shall be satisfied in full by CallCo delivering or causing to be delivered to such holder the Exchangeable Share Consideration representing the Retraction Call Right Purchase Price. Upon the exercise of the Retraction Call Right in respect of Retracted Shares, the holder of such Retracted Shares shall be obligated to sell all of such Retracted Shares to CallCo on the Retraction Date on payment by CallCo of the aggregate Retraction Call Right Purchase Price in respect of such Retracted Shares as set forth in this Section 26.6(b)(i).

(ii)

Upon receipt by the Transfer Agent of a Retraction Request, the Transfer Agent shall immediately notify the Company and CallCo thereof and shall provide CallCo with a copy of the Retraction Request. In order to exercise its Retraction Call Right, CallCo must notify the Transfer Agent in writing of its determination to do so (a “Retraction Call Notice”) within five Business Days after the Transfer Agent notifies CallCo of the Retraction Request. If CallCo does not so notify the Transfer Agent within such five Business Day period, then the Transfer Agent shall notify the holder as soon as possible thereafter that CallCo will not exercise the Retraction Call Right. If CallCo delivers a Retraction Call Notice within such five Business Day period and duly exercises its Retraction Call Right in accordance with this Section 26.6(b)(ii), the obligation of the Company to redeem the Retracted Shares shall terminate and, provided that the Retraction Request is not revoked by the holder of such Retracted Shares in the manner specified in Section 26.6(a)(iv), CallCo shall purchase from such holder and such holder shall sell to CallCo on the Retraction Date the Retracted Shares for an amount per share equal to the Retraction Call Right Purchase Price. Provided that the aggregate Retraction Call Right Purchase Price has been so deposited with the Transfer Agent as provided in Section 26.6(b)(iii), the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Company of such Retracted Shares shall take place on the Retraction Date.

(iii)

For the purpose of completing a purchase of Retracted Shares pursuant to the exercise of the Retraction Call Right, CallCo shall deliver or cause to be delivered to the holder of such Retracted Shares, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or at the address specified in the holder’s Retraction Request or by holding for pick-up by the holder at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, the Exchangeable Share Consideration representing the Retraction Call Right Purchase Price to which such holder is entitled, and such delivery of Exchangeable Share Consideration on behalf of CallCo shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Call Right Purchase Price to the extent that the same is represented by such Exchangeable Share Consideration, unless any cheque comprising part of such Exchangeable Share Consideration is not paid on due presentation.

(iv)

If CallCo does not notify the Transfer Agent in accordance with Section 26.6(b)(ii) of its intention to exercise the Retraction Call Right in the manner and timing described therein, each holder of Exchangeable Shares will, at the holder’s discretion, be entitled to demand (by way of notice given to the Transfer Agent) that CallCo exercise the Retraction Call Right in respect of the shares covered by the notice.

(v)

On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof (including, without limitation, any rights under the Voting and Exchange Trust Agreement), other than the right to receive the aggregate Retraction Call Right Purchase Price in respect thereof, unless payment of the aggregate Retraction Call Right Purchase Price payable to such holder shall not be made upon presentation and surrender of Exchangeable Share Documents and other required documents in accordance with the foregoing provisions, in which case the rights of such holder shall remain unaffected until such aggregate Retraction Call Right Purchase Price has been paid in the manner so provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of Exchangeable Share Documents and payment of such aggregate Retraction Call Right Purchase Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so purchased by CallCo shall thereafter be considered and deemed for all purposes to be a holder of the Delaware Common Stock delivered to such holder.

26.7            Redemption of Exchangeable Shares by the Company.

(a)

Redemption Amount. Subject to applicable Laws and the due exercise by CallCo of the Redemption Call Right, the Company shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares (other than Exchangeable Shares held by Parent and its affiliates) for an amount per share (the “Redemption Price”) equal to the Exchangeable Share Price on the last Business Day prior to the Redemption Date, which price shall be satisfied in full by the Company delivering or causing to be delivered to each holder of Exchangeable Shares the Exchangeable Share Consideration for each Exchangeable Share held by such holder.

(b)

Notice of Redemption. In the case of a redemption of Exchangeable Shares pursuant to Section 26.7(a), the Company shall, at least 30 days before the Redemption Date (other than a Redemption Date established in connection with a Parent Control Transaction), send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Company or the purchase by CallCo under the Redemption Call Right of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with a Parent Control Transaction, the written notice of the redemption by the Company or the purchase by CallCo of the Exchangeable Shares under the Redemption Call Right will be sent on or before the Redemption Date, on as many days’ prior written notice as may be determined by the Board of Directors to be reasonably practicable in the circumstances. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right. In the case of any notice given in connection with a possible Redemption Date, such notice will be given contingently and will be withdrawn if the contingency does not occur.

(c)

Payment of Redemption Price. On or promptly after the Redemption Date, and provided that the Redemption Call Right has not been exercised by CallCo, the Company shall deliver or cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share, upon presentation and surrender of the Exchangeable Share Document representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCBCA and these Articles, as applicable, together with such additional documents, instruments and payments as the Transfer Agent or the Company may reasonably require, at any office of the Transfer Agent as may be specified by notice to the holders of the Exchangeable Shares. Payment of the Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, the Exchangeable Share Consideration representing the Redemption Price. On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including, without limitation, any rights under the Voting and Exchange Trust Agreement) other than the right to receive, without interest, their proportionate part of the aggregate Redemption Price, unless payment of the aggregate Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of Exchangeable Share Documents in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Redemption Price has been paid in the manner so provided. The Company shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as provided to deposit or cause to be deposited the aggregate Redemption Price (in the form of Exchangeable Share Consideration) of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by Exchangeable Share Documents that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice and any interest earned on such deposit shall belong to the Company. Provided that such aggregate Redemption Price has been so deposited prior to the Redemption Date, on and after the Redemption Date, the Exchangeable Shares in respect of which such deposit shall have been made shall be redeemed and the rights of the holders thereof after the Redemption Date shall be limited to receiving, without interest, their proportionate part of the aggregate Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the Exchangeable Share Documents for the Exchangeable Shares held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the Redemption Price, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Delaware Common Stock delivered to them or the custodian on their behalf.

26.8            Purchase by Private Agreement. Subject to applicable Laws and the articles of the Company, and notwithstanding Section 26.7(b), the Company may at any time and from time to time purchase for cancellation all or any part of the Exchangeable Shares by private agreement with the holder thereof.

26.9            Voting Rights. Except as required by applicable Laws and by Section 26.11, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Company or to vote at any such meeting. Without limiting the generality of the foregoing, the holders of the Exchangeable Shares shall not be entitled to class votes except as required by applicable Law.

26.10            Specified Amount. The “specified amount” for the purposes of subsection 191(4) of the Income Tax Act (Canada) in respect of each Exchangeable Share shall be the amount specified by a director or officer of the Company in a resolution that is entered into in connection with the issuance of the Exchangeable Shares of the Company (expressed as a dollar amount).

26.11            Amendment and Approval.

(a)

Amendment. The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed only with the approval of the holders of the Exchangeable Shares given as specified below.

(b)

Approval. Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares either in accordance with applicable Laws or as expressly provided under these Exchangeable Share Provisions shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable Laws, subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 10% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided, however, that if at any such meeting the holders of at least 10% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chair of such meeting. At such adjourned meeting, the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

26.12            Reciprocal Changes in Respect of Delaware Common Stock.

(a)

Acknowledgement in Respect of Issuances or Distributions. The Company and each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that Parent will not, except as provided in the Support Agreement, without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 26.11(b):

(i)

issue or distribute Delaware Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Delaware Common Stock) to the holders of all or substantially all of the then outstanding Delaware Common Stock by way of stock or share dividend or other distribution, other than an issue of Delaware Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Delaware Common Stock) to holders of Delaware Common Stock who exercise an option to receive dividends in Delaware Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Delaware Common Stock) in lieu of receiving cash dividends, or pursuant to any dividend reinvestment plan or scrip dividend or similar arrangement;

(ii)

issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Delaware Common Stock entitling them to subscribe for or to purchase Delaware Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Delaware Common Stock); or

(iii)	issue or distribute to the holders of all or substantially all of the then outstanding Delaware Common Stock:

(A)	shares or securities of Parent of any class other than Delaware Common Stock (or securities convertible into or exchangeable for or carrying rights to acquire Delaware Common Stock);

(B)	rights, options or warrants other than those referred to in Section 26.12(a)(ii) above;

(C)	evidence of indebtedness of Parent; or

(D)	assets of Parent;

unless, in each case, the Company issues or distributes the economic equivalent of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets simultaneously to holders of the Exchangeable Shares; provided, however, that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by Parent in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Transaction Agreement and the Plan of Arrangement; provided, further, that the foregoing limitations and restrictions set forth in this Section 26.12(a) shall not apply to actions taken by Parent relating to a Preferred Stock Rights Agreement.

(b)

Acknowledgement in Respect of Corporate Changes. Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that for so long as any Exchangeable Shares not owned by Parent or its affiliates are outstanding, Parent will not without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 26.11(b):

(i)	subdivide, redivide or change the then outstanding Delaware Common Stock into a greater number of Delaware Common Stock;

(ii)	reduce, combine, consolidate or change the then outstanding Delaware Common Stock into a lesser number of Delaware Common Stock; or

(iii)	reclassify or otherwise change the Delaware Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting the Delaware Common Stock;

unless, in each case, the same or an economically equivalent change is made simultaneously to, or in the rights of the holders of, the Exchangeable Shares; provided, however, that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by Parent in order to give effect to and to consummate the transactions contemplated by, and in accordance with the Transaction Agreement and the Plan of Arrangement; provided, further, that the foregoing limitations and restrictions set forth in this Section 26.12(b) shall not apply to actions taken by Parent relating to a Preferred Stock Rights Agreement. The Support Agreement further provides, in part, that the above noted provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 26.11(b). Accordingly, and notwithstanding any provision to the contrary contained elsewhere in these Articles, the Company may, by way of a resolution of the Board of Directors (i) subdivide, redivide or change the then outstanding Exchangeable Shares into a greater number of Exchangeable Shares, or (ii) reduce, combine, consolidate or change the then outstanding Exchangeable Shares into a lesser number of Exchangeable Shares, to give effect to an economically equivalent change in the rights of the holders of the Exchangeable Shares to any similar change made to the Delaware Common Stock under Sections 26.12(b)(i) or 26.12(b)(ii) respectively, as applicable.

(c)	Successorship Transaction. Notwithstanding the foregoing provisions of this Section 26.12, in the event of a Parent Control Transaction:

(i)

in which Parent merges or amalgamates with, or in which all or substantially all of the then outstanding Delaware Common Stock are acquired by one or more other corporations to which Parent is, immediately before such merger, amalgamation or acquisition, related within the meaning of the Income Tax Act (Canada) (otherwise than by virtue of a right referred to in paragraph 251(5)(b) thereof);

(ii)	which does not result in an acceleration of the Redemption Date in accordance with paragraph (ii) of the definition of such term in Section 26.1(a); and

(iii)

in which all or substantially all of the then outstanding Delaware Common Stock are converted into or exchanged for shares or rights to receive such shares (the “Other Shares”) of another corporation (the “Other Corporation”) that, immediately after such Parent Control Transaction, owns or controls, directly or indirectly, Parent;

then all references herein to “Parent” shall thereafter be and be deemed to be references to “Other Corporation” and all references herein to “Delaware Common Stock” shall thereafter be and be deemed to be references to “Other Shares” (with appropriate adjustments, if any, as are required to result in a holder of Exchangeable Shares on the exchange, redemption, retraction or purchase of shares pursuant to these Exchangeable Share Provisions, the Support Agreement and the Voting and Exchange Trust Agreement (as applicable) immediately subsequent to the Parent Control Transaction, being entitled to receive that number of Other Shares equal to the number of Other Shares such holder of Exchangeable Shares would have received if the exchange, redemption, retraction or purchase of such shares pursuant to these Exchangeable Share Provisions, the Support Agreement and the Voting and Exchange Trust Agreement (as applicable), had occurred immediately prior to the Parent Control Transaction and the Parent Control Transaction was completed), but subject to subsequent adjustments to reflect any subsequent changes in the share capital of the issuer of the Other Shares, including without limitation, any subdivision, consolidation or reduction of share capital, without any need to amend the terms and conditions of the Exchangeable Shares and without any further action required.

26.13             Actions by the Company under Support Agreement and the Voting and Exchange Trust Agreement

(a)

Actions by the Company. The Company will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Parent, CallCo and the Company with all provisions of the Support Agreement and the Voting and Exchange Trust Agreement applicable to Parent, CallCo and the Company, respectively, in accordance with the terms thereof including taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Company all rights and benefits in favour of the Company under or pursuant to such agreements.

(b)

Changes to Support Agreement or Voting and Exchange Trust Agreement. The Company shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement or the Voting and Exchange Trust Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 26.11(b) other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

(i)

adding to the covenants of any or all of the other parties to the Support Agreement or the Voting and Exchange Trust Agreement if the board of directors of each of Parent, CallCo and the Company shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares;

(ii)

evidencing the succession of successors to Parent either by operation of Law or agreement to the liabilities and covenants of Parent under the Support Agreement (“Parent Successors”) and the covenants of and obligations assumed by each such Parent Successor in accordance with the provisions of Article 3 of the Support Agreement;

(iii)

making such amendments or modifications not inconsistent with the Support Agreement and the Voting and Exchange Trust Agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the board of directors of each of Parent, CallCo and the Company, it may be expedient to make, provided that each such board of directors shall be of the good faith opinion, after consultation with counsel, that such amendments and modifications will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares; or

(iv)

making such changes in or corrections to the Support Agreement and the Voting and Exchange Trust Agreement which, on the advice of counsel to Parent, CallCo and the Company, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the board of directors of each of Parent, CallCo and the Company shall be of the good faith opinion that such changes or corrections will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares.

26.14            Legend; Call Rights; Withholding Rights.

(a)

Legend. The Exchangeable Share Documents evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors with respect to the Support Agreement, including provisions relating to the Liquidation Call Right, the Redemption Call Right and the Change of Law Call Right, the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights and automatic exchange thereunder) and the Retraction Call Right.

(b)

Call Rights. Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Redemption Call Right, the Change of Law Call Right and the Retraction Call Right, in each case, in favour of CallCo, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of CallCo as provided herein and in the Support Agreement.

(c)

Withholding Rights. Each of Parent, the Company, CallCo, the Transfer Agent and any other person that has any withholding obligation with respect to any amount paid, deemed paid or otherwise deliverable to any holder of Exchangeable Shares (any such person, an “Other Withholding Agent”) shall be entitled to deduct and withhold or direct Parent, the Company, CallCo, the Transfer Agent, or any Other Withholding Agent to deduct and withhold on their behalf, from any amount or consideration paid, deemed paid or otherwise deliverable to any holder of Exchangeable Shares such amounts as are required to be deducted or withheld with respect to such payment or deemed payment under the Income Tax Act (Canada) or United States Tax Laws or any provision of federal, provincial, territorial, state, local, foreign or other Tax Law, in each case, as amended or succeeded. Parent, the Company, CallCo, the Transfer Agent, or any Other Withholding Agent may act and rely on the advice of counsel with respect to such matters. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes as having been paid to the holder of the Exchangeable Shares to whom such amounts would otherwise have been paid or deemed paid and such deducted or withheld amounts shall be timely remitted to the appropriate Governmental Authority as required by applicable Law. To the extent that the amount so required to be deducted or withheld from any payment or deemed payment to a holder exceeds the cash portion of the amount or consideration otherwise payable to the holder (such difference, a “Withholding Shortfall”), Parent, the Company, CallCo, the Transfer Agent, and any Other Withholding Agent are hereby authorized to (A) (i) sell or otherwise dispose of, or direct Parent, the Company, CallCo, the Transfer Agent or any Other Withholding Agent to sell or otherwise dispose of, on their own account or through a broker (the “Broker”) and on behalf of the relevant holder or (ii) require such holder to irrevocably direct the sale through a Broker and irrevocably direct the Broker pay the proceeds of such sale to Parent, the Company, CallCo, the Transfer Agent or any Other Withholding Agent, as appropriate (and, in the absence of such irrevocable direction, the holder shall be deemed to have provided such irrevocable direction), such portion of the amount or consideration as is necessary to provide sufficient funds (after deducting commissions payable to the Broker and other costs and expenses) to Parent, the Company, CallCo, the Transfer Agent or any Other Withholding Agent, as the case may be, to enable it to comply with such deduction or withholding requirement and Parent, the Company, CallCo, the Transfer Agent or any Other Withholding Agent, as the case may be, shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale or (B) require such holder to deliver a Retraction Request for a number of Exchangeable Shares that would entitle such holder to net proceeds greater than or equal to the Withholding Shortfall and withhold the Withholding Shortfall from such net proceeds and remit to such holder any unapplied balance of the net proceeds. Each of Parent, CallCo, the Company, the Transfer Agent, the Broker or any Other Withholding Agent, as applicable, shall act in a commercially reasonable manner in respect of any withholding obligation; however, none of Parent, the Company, CallCo, the Transfer Agent, the Broker or any Other Withholding Agent, as applicable, will be liable for any loss arising out of any sale or other disposal of such consideration, including any loss relating to the manner or timing of such sale or other disposal, the prices at which the consideration is sold or otherwise disposed of or otherwise.

26.15            Notices.

(a)

Notices. Subject to applicable Laws, and except as otherwise provided herein, any notice, request or other communication to be given to the Company or the Transfer Agent by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by first class mail (postage prepaid) or personal delivery or delivery by courier to the registered office of the Company or Transfer Agent, as applicable, and in each case, addressed to the attention of the Secretary of the Company. Any such notice, request or other communication, if given by mail or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Company or the Transfer Agent, as applicable.

(b)

Exchangeable Share Documents. Any presentation and surrender by a holder of Exchangeable Shares to the Company or the Transfer Agent of Exchangeable Share Documents representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Company or the retraction, redemption or purchase of Exchangeable Shares shall be made by first class mail (postage prepaid) or by personal delivery or delivery by to such office of the Transfer Agent as may be specified by the Company, in each case, addressed to the attention of the Secretary of the Company. Any such presentation and surrender of Exchangeable Share Documents shall only be deemed to have been made and to be effective upon actual receipt thereof by the Transfer Agent. Any such presentation and surrender of Exchangeable Share Documents made by first class mail (postage prepaid) shall be at the sole risk of the holder mailing the same.

(c)	Notice to Shareholders.

(i)

Subject to applicable Laws, any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Company shall be in writing and shall be valid and effective if given by first class mail (postage prepaid) or by personal delivery or delivery by courier to the address of the holder recorded in the register of shareholders of the Company or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Company pursuant thereto.

(ii)

In the event of any interruption of mail service immediately prior to a scheduled mailing or in the period following a mailing during which delivery normally would be expected to occur, the Company shall make reasonable efforts to disseminate any notice by other means, such as publication. Except as otherwise required or permitted by Law, if post offices in Canada are not open for the deposit of mail, any notice which the Company or the Transfer Agent may give or cause to be given hereunder will be deemed to have been properly given and to have been received by holders of Exchangeable Shares it is published once in the national edition of The Globe and Mail and in a daily newspaper of general circulation in the French language in the City of Montreal, provided that if the national edition of The Globe and Mail is not being generally circulated, publication thereof will be made in the National Post or any other daily newspaper of general circulation published in the City of Toronto.

(iii)

Notwithstanding any other provisions of these Exchangeable Share Provisions, notices, other communications and deliveries need not be mailed if the Company determines that delivery thereof by mail may be delayed. Persons entitled to any deliveries (including Exchangeable Share Documents and cheques) which are not mailed for the foregoing reason may take delivery thereof at the office of the Transfer Agent to which the deliveries were made, upon application to the Transfer Agent, until such time as the Company has determined that delivery by mail will no longer be delayed. The Company will provide notice of any such determination not to mail made hereunder as soon as reasonably practicable after the making of such determination and in accordance with this Section 26.15(c). Such deliveries in such circumstances will constitute delivery to the persons entitled thereto.

26.16            Disclosure of Interests in Exchangeable Shares. The Company shall be entitled to require any holder of an Exchangeable Share or any person whom the Company knows or has reasonable cause to believe holds any interest whatsoever in an Exchangeable Share to (a) confirm that fact, or (b) give such details as to whom has an interest in such Exchangeable Share, in each case as would be required (if the Exchangeable Shares were a class of “equity securities” of the Company) under section 5.2 of National Instrument 62-104 Take-Over Bids and Issuer Bids or as would be required under the constating documents of Parent or any Laws or regulations, or pursuant to the rules or regulations of any regulatory agency, if and only to the extent that the Exchangeable Shares were Delaware Common Stock.

26.17            Fractional Shares. A holder of an Exchangeable Share shall not be entitled to any fraction of a share of Delaware Common Stock upon the exchange, redemption or purchase of such holder’s Exchangeable Share pursuant to Sections 26.5, 26.6 and 26.7 or otherwise, and no Exchangeable Share Certificates representing any such fractional interest shall be issued and such holder otherwise entitled to a fractional interest shall be entitled to receive for such fractional interest from the Company, Parent or CallCo, as the case may be, a cash payment equal to such fractional interest multiplied by the Current Market Price as part of the Exchangeable Share Consideration.

26.18            Liquidation Call Right. CallCo shall have the following rights and obligations in respect of the Exchangeable Shares:

(a)

CallCo shall have the overriding right (the “Liquidation Call Right”), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, pursuant to these Exchangeable Share Provisions, and subject to the purchase and sale contemplated by the Automatic Exchange Right, to purchase from all but not less than all of the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is Parent or any of its affiliates) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by CallCo to each such holder of the Exchangeable Share Price (payable in the form of the Exchangeable Share Consideration) applicable on the last Business Day prior to the Liquidation Date (the “Liquidation Call Purchase Price”) in accordance with Section 26.18(c). In the event of the exercise of the Liquidation Call Right by CallCo each such holder of Exchangeable Shares (other than Parent and its affiliates) shall be obligated to sell all of the Exchangeable Shares held by the holder to CallCo on the Liquidation Date upon payment by CallCo to such holder of the Liquidation Call Purchase Price (payable in the form of Exchangeable Share Consideration) for each such share, and the Company shall have no obligation to pay any Liquidation Amount to the holders of such shares so purchased.

(b)

To exercise the Liquidation Call Right, CallCo must notify the Transfer Agent, as agent for the holders of the Exchangeable Shares, and the Company of its intention to exercise such right (i) in the case of a voluntary liquidation, dissolution or winding-up of the Company or any other voluntary distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, at least fifteen (15) Business Days before the Liquidation Date, or (ii) in the case of an involuntary liquidation, dissolution or winding-up of the Company or any other involuntary distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, at least five (5) Business Days before the Liquidation Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not CallCo has exercised the Liquidation Call Right forthwith after the expiry of the period during which CallCo may exercise the Liquidation Call Right. If CallCo exercises the Liquidation Call Right, then on the Liquidation Date, CallCo will purchase and the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is Parent or any of its affiliates) will sell, all of the Exchangeable Shares held by such holders on such date for a price per share equal to the Liquidation Call Purchase Price (payable in the form of Exchangeable Share Consideration).

(c)

Subject to Section 26.18(d), for the purposes of completing the purchase and sale of the Exchangeable Shares pursuant to the exercise of the Liquidation Call Right, CallCo shall deposit or cause to be deposited with the Transfer Agent, on or before the Liquidation Date, the Exchangeable Share Consideration representing the aggregate Liquidation Call Purchase Price for all holders of the Exchangeable Shares (other than Parent and its affiliates). Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, the holders of the Exchangeable Shares (other than Parent and its affiliates) shall cease to be holders of the Exchangeable Shares on and after the Liquidation Date and, from and after such date, shall not be entitled to exercise any of the rights of holders in respect thereof (including, without limitation, any rights under the Voting and Exchange Trust Agreement) other than the right to receive their proportionate part of the aggregate Liquidation Call Purchase Price, without interest, upon presentation and surrender by the holder of Exchangeable Share Documents representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Delaware Common Stock which such holder is entitled to receive. Upon surrender to the Transfer Agent of Exchangeable Share Documents representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCBCA and these Articles, as applicable, and such additional documents, instruments and payments as the Transfer Agent may reasonably require, the holder shall be entitled to receive, in exchange therefor, and the Transfer Agent on behalf of CallCo, shall deliver to such holder the Exchangeable Share Consideration such holder is entitled to receive.

(d)

If CallCo does not notify the Transfer Agent and the Company in accordance with Section 26.18(b) of its intention to exercise the Liquidation Call Right in the manner and timing described above, each holder of Exchangeable Shares will, at the holder’s discretion, be entitled to demand (by way of notice given to the Company) that CallCo exercise the Liquidation Call Right in respect of the shares covered by the notice, in which case, CallCo shall be deemed of have exercised the Liquidation Call Right and will be bound thereby.

26.19            Redemption Call Right. CallCo shall have the following rights and obligations in respect of the Exchangeable Shares:

(a)

Notwithstanding the proposed redemption of the Exchangeable Shares by the Company pursuant to these Exchangeable Share Provisions, CallCo shall have the overriding right (the “Redemption Call Right”) to purchase from all but not less than all of the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is Parent or any of its affiliates) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by CallCo to each such holder of the Exchangeable Share Price (payable in the form of the Exchangeable Share Consideration) applicable on the last Business Day prior to the Redemption Date (the “Redemption Call Purchase Price”) in accordance with Section 26.19(c). In the event of the exercise of the Redemption Call Right by CallCo, each such holder of Exchangeable Shares (other than Parent and its affiliates) shall be obligated to sell all of the Exchangeable Shares held by the holder to CallCo on the Redemption Date upon payment by CallCo to such holder of the Redemption Call Purchase Price (payable in the form of Exchangeable Share Consideration) for each such share, and the Company shall have no obligation to redeem, or to pay the redemption price otherwise payable by the Company in respect of the Exchangeable Shares so purchased.

(b)

To exercise the Redemption Call Right, CallCo must notify the Transfer Agent, as agent for the holders of the Exchangeable Shares, and the Company of its intention to exercise such right (i) in the case of a redemption occurring in connection with a Parent Control Transaction, on or before the Redemption Date, and (ii) in any other case, at least fifteen (15) Business Days before the Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not CallCo has exercised the Redemption Call Right forthwith after the expiry of the period during which CallCo may exercise the Redemption Call Right. If CallCo exercises the Redemption Call Right, CallCo will purchase and the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is Parent or any of its affiliates) will sell, on the Redemption Date, all of the Exchangeable Shares held by such holders on such date for a price per share equal to the Redemption Call Purchase Price (payable in the form of Exchangeable Share Consideration).

(c)

Subject to Section 26.19(d), for the purposes of completing the purchase and sale of the Exchangeable Shares pursuant to the exercise of the Redemption Call Right, CallCo shall deposit or cause to be deposited with the Transfer Agent, on or before the Redemption Date, the Exchangeable Share Consideration representing the aggregate Redemption Call Purchase Price for all holders of the Exchangeable Shares (other than Parent and its affiliates). Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, the holders of the Exchangeable Shares (other than Parent and its affiliates) shall cease to be holders of the Exchangeable Shares on and after the Redemption Date and, from and after such date, shall not be entitled to exercise any of the rights of holders in respect thereof (including, without limitation, any rights under the Voting and Exchange Trust Agreement) other than the right to receive their proportionate part of the aggregate Redemption Call Purchase Price, without interest, upon presentation and surrender by the holder of Exchangeable Share Documents representing the Exchangeable Shares held by such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of the Delaware Common Stock which such holder is entitled to receive. Upon surrender to the Transfer Agent of Exchangeable Share Documents representing the Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCBCA and these Articles, as applicable, and such additional documents, instruments and payments as the Transfer Agent may reasonably require, the holder shall be entitled to receive, in exchange therefor, and the Transfer Agent on behalf of CallCo shall deliver to such holder the Exchangeable Share Consideration such holder is entitled to receive.

(d)

If CallCo does not notify the Transfer Agent and the Company in accordance with Section 26.19(b) of its intention to exercise the Redemption Call Right in the manner and timing described above, each holder of Exchangeable Shares will, at the holder’s discretion, be entitled to demand (by way of notice given to the Company) that CallCo exercise the Redemption Call Right in respect of the shares covered by the notice, in which case, CallCo shall be deemed of have exercised the Redemption Call Right and will be bound thereby.

26.20            Change of Law Call Right. CallCo shall have the following rights and obligations in respect of the Exchangeable Shares:

(a)	CallCo shall have the overriding right (the “Change of Law Call Right”), in the event of a Change of Law, to purchase from all but not less than all of the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is Parent or any of its affiliates) on the Change of Law Call Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by CallCo to each such holder of the Exchangeable Share Price (payable in the form of the Exchangeable Share Consideration) applicable on the last Business Day prior to the Change of Law Call Date (the “Change of Law Call Purchase Price”) in accordance with Section 26.20(b). In the event of the exercise of the Change of Law Call Right by CallCo each such holder of Exchangeable Shares (other than Parent and its affiliates) shall be obligated to sell all of the Exchangeable Shares held by the holder to CallCo on the Change of Law Call Date upon payment by CallCo to such holder of the Change of Law Call Purchase Price (payable in the form of Exchangeable Share Consideration) for each such share.

(b)

To exercise the Change of Law Call Right, CallCo must notify the Transfer Agent, as agent for the holders of the Exchangeable Shares, and the Company of its intention to exercise such right at least fifteen (15) Business Days before the date (the “Change of Law Call Date”) on which CallCo shall acquire the Exchangeable Shares pursuant to the exercise of the Change of Law Call Right. The Transfer Agent will notify the holders of the Exchangeable Shares as to CallCo exercising the Change of Law Call Right forthwith after receiving notice of such exercise from CallCo. If CallCo exercises the Change of Law Call Right, then on the Change if Law Call Date, CallCo will purchase and the holders of the Exchangeable Shares (other than any holder of Exchangeable Shares which is Parent or any of its affiliates) will sell, all of the Exchangeable Shares held by such holders on such date for a price per share equal to the Change of Law Call Purchase Price (payable in the form of Exchangeable Share Consideration).

(c)

Subject to Section 26.20(d), for the purposes of completing the purchase and sale of the Exchangeable Shares pursuant to the exercise of the Change of Law Call Right, CallCo shall deposit or cause to be deposited with the Transfer Agent, on or before the Change of Law Call Date, the Exchangeable Share Consideration representing the aggregate Change of Law Call Purchase Price for all holders of Exchangeable Shares (other than Parent and its affiliates). Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, the holders of the Exchangeable Shares (other than Parent and its affiliates) shall cease to be holders of the Exchangeable Shares on and after the Change of Law Call Date and, from and after such date, shall not be entitled to exercise any of the rights of holders in respect thereof (including, without limitation, any rights under the Voting and Exchange Trust Agreement) other than the right to receive their proportionate part of the aggregate Change of Law Call Purchase Price, without interest, upon presentation and surrender by the holder of Exchangeable Share Documents representing the Exchangeable Shares held by such holder and the holder shall on and after the Change of Law Call Date be considered and deemed for all purposes to be the holder of the Delaware Common Stock which such holder is entitled to receive. Upon surrender to the Transfer Agent of a Exchangeable Share Documents representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCBCA and these Articles, as applicable, and such additional documents, instruments and payments as the Transfer Agent may reasonably require, the holder shall be entitled to receive, in exchange therefor, and the Transfer Agent on behalf of CallCo shall deliver to such holder the Exchangeable Share Consideration such holder is entitled to receive.

(d)

If CallCo does not notify the Transfer Agent and the Company in accordance with Section 26.20(b) of its intention to exercise the Change of Law Call Right in the manner and timing described above, each holder of Exchangeable Shares will, at the holder’s discretion, be entitled to demand (by way of notice given to the Company) that CallCo exercise the Change of Law Call Right in respect of the shares covered by the notice, in which case, CallCo shall be deemed of have exercised the Change of Law Call Right and will be bound thereby.

(e)

It is the intention of the Company, CallCo and Parent that the Exchangeable Shares are treated as shares of Parent for U.S. federal income tax purposes and the provisions of these Articles shall be interpreted in a manner consistent with the foregoing. The Company shall not take any position for U.S. federal income tax purposes that is inconsistent with the foregoing except to the extent otherwise required by a change in law (it being understood that this Section 26.20(e) shall not prevent the Company from taking any action that is explicitly contemplated in these Articles).

~ Signature page immediately follows ~

Full name and signature of incorporator		Date of signing

ZYMEWORKS CALLCO ULC

July 13, 2022

By:	/s/ Kenneth Galbraith
Authorized Signatory

Name of Incorporator: Zymeworks CallCo ULC

APPENDIX

RETRACTION REQUEST

[TO BE PRINTED ON EXCHANGEABLE SHARE DOCUMENTS]

TO:             Zymeworks ExchangeCo Ltd. (the “Company”)

COPY TO: Zymeworks CallCo ULC (“CallCo”)

Notice is given pursuant to Section 26.6 of the special rights or restrictions (the “Exchangeable Share Provisions”) attaching to the Exchangeable Shares of the Company represented by this Exchangeable Share Document and all capitalized words and expressions used in this Retraction Request that are defined in the Exchangeable Share Provisions have the meanings ascribed to such words and expressions in such Exchangeable Share Provisions.

The undersigned hereby notifies the Company that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Company redeem in accordance with Section 26.6 of the Exchangeable Share Provisions: (select one)

☐	all share(s) represented by this Exchangeable Share Document

☐	share(s) represented by this Exchangeable Share Document

The undersigned hereby notifies the Company that the Retraction Date shall be                                                          .

NOTE: The Retraction Date must be a Business Day and must not be less than 10 Business Days nor more than 15 Business Days after the date upon which this Retraction Request is received by the Company. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this Retraction Request is received by the Company.

The undersigned acknowledges the overriding Retraction Call Right of CallCo to purchase all but not less than all the Retracted Shares from the undersigned and that this Retraction Request is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to CallCo in accordance with the Retraction Call Right on the Retraction Date for the Retraction Call Right Purchase Price and on the other terms and conditions set out in Section 26.6(b) of the Exchangeable Share Provisions. If CallCo does not exercise the Retraction Call Right, the Company will cause the undersigned to be notified of such fact as soon as possible. This Retraction Request, and this offer to sell the Retracted Shares to CallCo, may be revoked and withdrawn by the undersigned only by notice in writing given to the Transfer Agent at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of solvency provisions of applicable Law, the Company is unable to redeem all Retracted Shares, and provided that CallCo has not exercised the Retraction Call Right with respect to the Retracted Shares, and that the undersigned has not exercised its right to demand CallCo to exercise its Retraction Call Right under Section 26.6(b)(iv) of the Company’s Articles, then the Retracted Shares will be automatically exchanged pursuant to the Voting and Exchange Trust Agreement so as to require Parent to purchase the unredeemed Retracted Shares (subject to Parent’s option of delegating such obligation to CallCo).

The undersigned hereby represents and warrants to CallCo and the Company that the undersigned: (select one)

☐	is

☐	is not

a resident of Canada for purposes of the Income Tax Act (Canada). THE UNDERSIGNED ACKNOWLEDGES THAT IN THE ABSENCE OF AN INDICATION THAT THE UNDERSIGNED IS A RESIDENT OF CANADA, WITHHOLDING ON ACCOUNT OF CANADIAN TAX MAY BE MADE FROM AMOUNTS PAYABLE TO THE UNDERSIGNED ON THE REDEMPTION OR PURCHASE OF THE RETRACTED SHARES.

The undersigned hereby represents and warrants to CallCo and the Company that the undersigned has good title to, and owns, the share(s) represented by this Exchangeable Share Document to be acquired by CallCo or the Company, as the case may be, free and clear of all liens, claims and encumbrances.

(Date)	(Signature of Shareholder)	(Guarantee of Signature)

☐

Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent, failing which such Exchangeable Share Document and cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

Note: This panel must be completed and this Retraction Request, together with the Exchangeable Share Documents and such additional documents and payments (including, without limitation, any applicable stamp taxes) as the Transfer Agent or the Company may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Company and the securities (or evidence of the electronic registration thereof) and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

Date:

Name of Person in Whose Name Securities or Cheque(s)
Are to be Registered, Issued or Delivered (please print):

Street Address or P.O. Box:

Signature of Shareholder:

City, Province and Postal Code:

Signature Guaranteed by:

Note: If this Retraction Request is for less than all of the shares represented by this Exchangeable Share Document, an Exchangeable Share Document representing the remaining share(s) of the Company represented by this Exchangeable Share Document will be issued and registered in the name of the shareholder as it appears on the register of the Company, unless the Share Transfer Power on the Exchangeable Share Document is duly completed in respect of such share(s).